United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 8, 2020

Date of Report (Date of earliest event reported)

Trident Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38508	81-1996183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 Water Street, Fl 8 New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 229-7549

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock and one Warrant to acquire one share of common stock	TDACU	NASDAQ Capital Market
Common stock, $0.001 par value per share	TDAC	NASDAQ Capital Market
Warrants	TDACW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward Looking Statements

The information in this Current Report on Form 8-K (“Current Report”) contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination between Trident Acquisitions Corp. (“Trident”) and Lottery.com, Trident and Lottery.com’s ability to consummate the transactions, the benefits of the transactions and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Trident and Lottery.com disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report. Trident and Lottery.com caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Trident or Lottery.com. In addition, Trident cautions you that the forward-looking statements contained in this Current Report are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Trident or Lottery.com following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Trident, or other conditions to closing in the merger agreement; (iv) the risk that the proposed business combination disrupts Lottery.com’s current plans and operations as a result of the announcement of the transactions; (v) Lottery.com’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Lottery.com to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) risks related to the rollout of Lottery.com’s business and the timing of expected business milestones; (viii) Lottery.com’s dependence on obtaining and maintaining lottery retail licenses or consummating partnership agreements in various markets; (ix) Lottery.com’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Lottery.com’s accounting staffing levels; (x) the effects of competition on Lottery.com’s future business; (xi) risks related to Lottery.com’s dependence on its intellectual property and the risk that Lottery.com’s technology could have undetected defects or errors; (xii) changes in applicable laws or regulations; (xiii) the COVID-19 pandemic and its effect directly on Lottery.com and the economy generally; (xiv) risks related to disruption of management time from ongoing business operations due to the proposed business combination; (xv) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; and (xvi) the possibility that Lottery.com may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current Report materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Trident has filed and will file from time to time with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Trident’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information and Where to Find it

In connection with the proposed business combination, Trident, expects to file a preliminary proxy statement (the “Proxy Statement”) with the SEC for the solicitation of proxies from Trident’s shareholders. Additionally, Trident and Lottery.com Holdings will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. A definitive proxy statement will be mailed to Trident shareholders as of a record date to be established for voting on the proposed business combination. Investors and security holders of Trident are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this Current Report is not incorporated by reference into, and is not a part of, this Current Report.

Participants in the Solicitation

Trident and its directors and officers may be deemed participants in the solicitation of proxies of Trident’s shareholders in connection with the proposed business combination. Lottery.com and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Trident’s executive officers and directors in the solicitation by reading Trident’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the Proxy Statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Trident’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

Item 8.01. Other Events

On December 8, 2020, the Company issued a press release. The materials attached as Exhibit 99.1 are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated December 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2020

TRIDENT ACQUISITIONS CORP.

By:	/s/ Vadim Komissarov
Name:	Vadim Komissarov
Title:	Chief Executive Officer

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